Accounts receivable	12 Months Ended
Dec. 31, 2013
Accounts Receivable, Net, Current [Abstract]
Accounts receivable
Accounts receivable
Accounts receivable are presented net of allowances for doubtful accounts. There were no allowances for doubtful accounts receivable at December 31, 2013 and 2012.
The Company did not recognize any bad debt expense in 2013, 2012 or 2011, but has instead reduced contract revenue for any disputed amounts. Contract revenue was reduced by $22.1 million in 2013, $3.4 million in 2012 and nil in 2011. The reduction in 2013 was a result of the Company's entry into a settlement with ExxonMobil, which related to an agreement for non-payment during the recent mobilization period of the West Aquarius, as a result of the time needed to complete modifications and repairs in order to meet regulatory requirements.